Exhibit 99.3

4Q 2021 Earnings Call 24 November 2021 24

John Deere | 4Q 2021 Earnings Call | November 24, 2021 2 Safe Harbor Statement and Disclosures The earnings call and accompanying material include forward-looking comments and information concerning the company’s plans and projections for the future, including estimates and assumptions with respect to economic, political, technological, weather, market acceptance, acquisitions and divestitures of businesses, anticipated transaction costs, the integration of new businesses, anticipated benefits of acquisitions, and other factors that impact our businesses and customers. They also may include financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP). Words such as “forecast,” “projection,” “outlook,” “prospects,” “expected,” “estimated,” “will,” “plan,” “anticipate,” “intend,” “believe,” or other similar words or phrases often identify forward-looking statements. Actual results may differ materially from those projected in these forward-looking statements based on a number of factors and uncertainties, including those related to the effects of the COVID-19 pandemic. Additional information concerning factors that could cause actual results to differ materially is contained in the company’s most recent Form 8-K and periodic report filed with the U.S. Securities and Exchange Commission, and is incorporated by reference herein. Investors should refer to and consider the incorporated information on risks and uncertainties in addition to the information presented here. The company, except as required by law, undertakes no obligation to update or revise its forward-looking statements whether as a result of new developments or otherwise. The call and accompanying materials are not an offer to sell or a solicitation of offers to buy any of the company’s securities. 25

John Deere | 4Q 2021 Earnings Call | November 24, 2021 3 FY 2021 Results ($ millions except where noted) $35,540 $44,024 FY 2020 FY 2021 $31,272 $39,737 FY 2020 FY 2021 $2,751 $5,963 FY 2020 FY 2021 $8.69 $18.99 FY 2020 FY 2021 27% Net Sales and Revenues Net Sales (Equipment Operations) Net Income (attributable to Deere & Company) Diluted EPS ($ per share) 24% 117% 119% 26

John Deere | 4Q 2021 Earnings Call | November 24, 2021 4 4Q 2021 Results ($ millions except where noted) $9,731 $11,327 4Q 2020 4Q 2021 $8,659 $10,276 4Q 2020 4Q 2021 $757 $1,283 4Q 2020 4Q 2021 $2.39 $4.12 4Q 2020 4Q 2021 19% Net Sales and Revenues Net Sales (Equipment Operations) Net Income (attributable to Deere & Company) Diluted EPS ($ per share) 16% 69% 72% 27

John Deere | 4Q 2021 Earnings Call | November 24, 2021 5 $777 $201 $87 ($22) $578 $280 $57 $5 ($391) ($18) 4Q 2020 Volume/ Mix Price Currency Warranty Production Costs SA&G/ R&D Special Items Other 4Q 2021 Production and Precision Ag 4Q 2021 Results $ in millions $3,801 $4,661 4Q 2020 4Q 2021 Net Sales 23% Operating Profit Comparison 28

John Deere | 4Q 2021 Earnings Call | November 24, 2021 6 $346 $119 $77 ($13) $282 $99 $11 $8 ($203) ($34) 4Q 2020 Volume/ Mix Price Currency Warranty Production Costs SA&G/ R&D Special Items Other 4Q 2021 Small Ag and Turf 4Q 2021 Results $ in millions $2,397 $2,809 4Q 2020 4Q 2021 Net Sales 17% Operating Profit Comparison 29

John Deere | 4Q 2021 Earnings Call | November 24, 2021 7 Ag and Turf Industry Outlook – FY 2022 Source: Deere & Company forecast as of 24 November 2021 U.S. and CANADA LARGE AG ~15% EUROPE AG ~5% SOUTH AMERICA AG (tractors and combines) ~5% U.S. and CANADA SMALL AG and TURF Flat ASIA AG Flat 30

John Deere | 4Q 2021 Earnings Call | November 24, 2021 8 Production and Precision Ag Business Segment Outlook Source: Deere & Company forecast as of 24 November 2021 20.2% FY 2021 FY 2022 Fcst $16,509 FY 2021 FY 2022 Fcst Net Sales 20-21% Operating Margin 20-25% 31

John Deere | 4Q 2021 Earnings Call | November 24, 2021 9 Small Ag and Turf Business Segment Outlook Source: Deere & Company forecast as of 24 November 2021 17.2% FY 2021 FY 2022 Fcst $11,860 FY 2021 FY 2022 Fcst Net Sales 16-17% Operating Margin 15-20% 32

John Deere | 4Q 2021 Earnings Call | November 24, 2021 10 Construction and Forestry 4Q 2021 Results $ in millions $2,461 $2,806 4Q 2020 4Q 2021 Net Sales 14% Operating Profit Comparison $270 $67 ($20) ($118) ($18) $76 $196 $151 ($1) ($63) 4Q 2020 Volume/ Mix Price Currency Warranty Production Costs SA&G/ R&D Special Items Other 4Q 2021 33

John Deere | 4Q 2021 Earnings Call | November 24, 2021 11 Construction and Forestry Industry Outlook – FY 2022 Source: Deere & Company forecast as of 24 November 2021 NORTH AMERICA COMPACT CONSTRUCTION EQUIPMENT 5-10% GLOBAL FORESTRY 10-15% NORTH AMERICA CONSTRUCTION EQUIPMENT 5-10% 34

John Deere | 4Q 2021 Earnings Call | November 24, 2021 12 Construction and Forestry Business Segment Outlook Source: Deere & Company forecast as of 24 November 2021 13.1% FY 2021 FY 2022 Fcst $11,368 FY 2021 FY 2022 Fcst Net Sales 13.5-14.5% Operating Margin 10-15% 35

John Deere | 4Q 2021 Earnings Call | November 24, 2021 13 Financial Services Net Income – Results and Outlook Source: Deere & Company forecast as of 24 November 2021 $186 $227 4Q 2020 4Q 2021 Quarter Results Fiscal Year Results and Outlook $566 $881 $870 FY 2020 FY 2021 FY 2022 Fcst 36

John Deere | 4Q 2021 Earnings Call | November 24, 2021 14 Deere & Company Outlook Effective Tax Rate* Net Income (attributable to Deere & Co.) 25-27% $6.5-7.0B FY 2022 FORECAST Net Operating Cash Flow* $6.0-6.5B *Equipment Operations Source: Deere & Company forecast as of 24 November 2021 37

John Deere | 4Q 2021 Earnings Call | November 24, 2021 15 Appendix 38

John Deere | 4Q 2021 Earnings Call | November 24, 2021 16 ($ millions) 4Q 2021 FY 2021 FY 2022 Forecast Cost of Sales (percent of Net Sales)* 76% 73% ~73% Selling, Administrative and General Expenses* 10% ~6% Research and Development Expenses* 2% 4% ~17% Capital Expenditures $845 ~ $1,175 Pension/OPEB Expenses $144 Pension/OPEB Contributions $258 ~ $1,250 Other Financial Information Equipment Operations *As reported (including Employee Separation Expenses) Source: Deere & Company forecast as of 24 November 2021 39

John Deere | 4Q 2021 Earnings Call | November 24, 2021 17 October 2021 Retail Sales (Rolling 3 Months) and Dealer Inventories Retail Sales U.S. and Canada Ag Industry* Deere** 2WD Tractors (< 40 PTO hp) 5% More than the industry 2WD Tractors (40 < 100 PTO hp) 3% More than the industry 2WD Tractors (100+ PTO hp) 18% More than the industry 4WD Tractors 5% In line with the industry Combines 41% In line with the industry Deere Dealer Inventories*** U.S. and Canada Ag 2021 2020 2WD Tractors (100+ PTO hp) 12% 21% Combines 3% 4% * As reported by the Association of Equipment Manufacturers ** As reported to the Association of Equipment Manufacturers *** In units as a % of trailing 12 months retail sales, as reported to the Association of Equipment Manufacturers 40

John Deere | 4Q 2021 Earnings Call | November 24, 2021 18 Retail Sales U.S. and Canada Deere* Selected Turf and Utility Equipment Flat Construction and Forestry First-in-the-Dirt Settlements Low double digits Double digits October 2021 Retail Sales (Rolling 3 Months) Retail Sales Europe Ag Deere* Tractors Low double digits Combines Single digit * Based on internal sales reports 41

John Deere | 4Q 2021 Earnings Call | November 24, 2021 19 Deere Use-of-Cash Priorities SHARE REPURCHASE Manage the balance sheet, including liquidity, to support a rating that provides access to low-cost and readily available short- and long-term funding mechanisms (reflects the strategic nature of our financial services operation) Fund value-creating investments in our businesses Consistently and moderately raise dividend targeting a 25-35% payout ratio of mid-cycle earnings Consider share repurchase as a means to deploy excess cash to shareholders, once above requirements are met COMMITTED TO “A” RATING FUND OPERATING & GROWTH NEEDS COMMON STOCK DIVIDEND CASH FROM OPERATIONS 42

John Deere | 4Q 2021 Earnings Call | November 24, 2021 20 Deere & Company’s 1Q 2022 earnings call is scheduled for 9:00 a.m. central time on Friday, 18 February 2022. 43

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